Rule 497(c)
                                     Securities Act File No. 33-36066
                                     Investment Company Act File No. 811-06143

                                   [Logo]

PROSPECTUS


                               FEBRUARY 28, 1996

               [ ] WARBURG PINCUS FIXED INCOME FUND
               [ ] WARBURG PINCUS GLOBAL FIXED INCOME FUND
               [ ] WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
               [ ] WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

                              WARBURG PINCUS FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                               February 28, 1996
PROSPECTUS

Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:

WARBURG PINCUS FIXED INCOME FUND is a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed income securities.

WARBURG PINCUS GLOBAL FIXED INCOME FUND is a bond fund investing in a portfolio principally consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND is an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND is an intermediate-term municipal bond fund designed for New York investors seeking income that is exempt from federal, New York State and New York City income taxes.

NO LOAD CLASS OF COMMON SHARES

Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource'tm' Program; Fidelity Brokerage Services, Inc. FundsNetwork'tm' Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.

LOW MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at (800) 888-6878. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY  REPRESENTATION  TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


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


THE FUNDS' EXPENSES

     Each of Warburg Pincus Fixed Income Fund, Global Fixed Income Fund, Intermediate Government Fund and New York Municipal Fund (the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information.'

                                                                                GLOBAL       INTERMEDIATE    NEW YORK
                                                             FIXED INCOME    FIXED INCOME     GOVERNMENT     MUNICIPAL
                                                                 FUND            FUND            FUND          FUND
                                                             ------------    ------------    ------------    ---------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a
       percentage of offering price)......................      0               0               0              0
Annual Fund Operating Expenses (as a percentage of average
  net assets)
     Management Fees......................................        .35%            .44%            .05%          .19%
     12b-1 Fees...........................................         0               0               0             0
     Other Expenses.......................................        .40%            .51%            .55%          .41%
                                                                  ---           -----             ---           ---
     Total Fund Operating Expenses (after fee
       waivers)`D'........................................        .75%            .95%            .60%          .60%
EXAMPLE
     You would pay the following expenses
        on a $1,000 investment, assuming (1) 5% annual return and
        (2) redemption at the end of each time period:
      1 year..............................................        $ 7            $ 10             $ 6           $ 6
      3 years.............................................        $24            $ 30             $19           $19
      5 years.............................................        $42            $ 53             $33           $33
     10 years.............................................        $93            $117             $75           $75

------------

`D' Management  Fees, Other Expenses and Total Fund Operating Expenses are based on actual expenses for the fiscal year ended October 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees for the Fixed Income, Global Fixed Income, Intermediate Government and New York Municipal Funds would have equalled .50%, 1.00%, .50% and .40%, respectively; Other Expenses would have equalled .43%, .58%, .59% and .46%, respectively; and Total Fund Operating Expenses would have equalled .93%, 1.58%, 1.09% and .86%, respectively. The Funds' investment adviser and co-administrator are under no obligation to continue these waivers.

                            ------------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
     The information regarding each Fund for the three fiscal years ended October 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 14, 1995 appears in the relevant Fund's Statement of Additional Information. The information for the two prior fiscal years ended October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1995, copies of which appear in the Funds' Statements of Additional Information or may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.

FIXED INCOME FUND

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                              ----------------------------------------------------------------------------------
                                                1995       1994        1993       1992      1991      1990      1989      1988
                                              --------   --------     -------   --------   -------   -------   -------   -------
Net Asset Value, Beginning of Period........  $   9.61   $  10.42     $  9.90   $   9.61   $  8.95   $  9.74   $  9.93   $  9.62
                                              --------   --------     -------   --------   -------   -------   -------   -------
   Income from Investment Operations
   Net Investment Income....................       .70        .63         .56        .67       .73       .88       .91       .88
   Net Gains (Losses) from Securities and
     Foreign Currency Related Items (both
     realized and unrealized)...............       .46       (.70)        .52        .29       .66      (.79)     (.18)      .31
                                              --------   --------     -------   --------   -------   -------   -------   -------
   Total from Investment Operations.........      1.16       (.07)       1.08        .96      1.39       .09       .73      1.19
                                              --------   --------     -------   --------   -------   -------   -------   -------
   Less Distributions
   Dividends (from net investment income)...      (.70)      (.65)       (.56)      (.67)     (.73)     (.88)     (.91)     (.88)
   Distributions (from capital gains).......       .00       (.09)        .00        .00       .00       .00      (.01)      .00
                                              --------   --------     -------   --------   -------   -------   -------   -------
   Total Distributions......................      (.70)      (.74)       (.56)      (.67)     (.73)     (.88)     (.92)     (.88)
                                              --------   --------     -------   --------   -------   -------   -------   -------
Net Asset Value, End of Period..............  $  10.07   $   9.61     $ 10.42   $   9.90   $  9.61   $  8.95   $  9.74   $  9.93
                                              --------   --------     -------   --------   -------   -------   -------   -------
                                              --------   --------     -------   --------   -------   -------   -------   -------
Total Return................................     12.59%      (.60%)     11.63%     10.28%    16.08%      .88%     7.78%    12.67%
Ratios/Supplemental Data
Net Assets, End of Period (000s)............  $116,983   $102,246     $81,181   $ 65,095   $61,908   $60,815   $87,258   $75,499
Ratios to Average Daily Net Assets:
   Operating expenses.......................       .75%       .75%        .75%       .75%      .75%      .75%      .75%      .74%
   Net investment income....................      7.25%      6.53%       5.99%      6.82%     7.85%     9.35%     9.34%     8.80%
   Decrease reflected in above expense
     ratios due to waivers/reimbursements...       .18%       .18%        .09%       .27%      .24%      .06%      .08%      .26%
Portfolio Turnover Rate.....................    182.93%    179.44%     227.37%    122.04%   150.61%   132.01%    78.25%    55.80%

                                               FOR THE PERIOD
                                              AUGUST 17, 1987
                                              (COMMENCEMENT OF
                                                OPERATIONS)
                                              THROUGH OCTOBER
                                                  31, 1987
                                              ----------------
Net Asset Value, Beginning of Period........      $  10.00
                                                    ------
   Income from Investment Operations
   Net Investment Income....................           .19
   Net Gains (Losses) from Securities and
     Foreign Currency Related Items (both
     realized and unrealized)...............          (.38)
                                                    ------
   Total from Investment Operations.........          (.19)
                                                    ------
   Less Distributions
   Dividends (from net investment income)...          (.19)
   Distributions (from capital gains).......           .00
                                                    ------
   Total Distributions......................          (.19)
                                                    ------
Net Asset Value, End of Period..............      $   9.62
                                                    ------
                                                    ------
Total Return................................         (9.17%)*
Ratios/Supplemental Data
Net Assets, End of Period (000s)............      $ 26,291
Ratios to Average Daily Net Assets:
   Operating expenses.......................           .70%*
   Net investment income....................          9.10%*
   Decrease reflected in above expense
     ratios due to waivers/reimbursements...           .80%*
Portfolio Turnover Rate.....................         30.00%*

------------
* Annualized.
GLOBAL FIXED INCOME FUND

                                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                                                   --------------------------------------------
                                                                                    1995        1994         1993        1992
                                                                                   -------     -------     --------     -------
Net Asset Value, Beginning of Period...........................................    $ 10.45     $ 11.38     $  10.68     $ 10.40
                                                                                   -------     -------     --------     -------
   Income from Investment Operations
   Net Investment Income.......................................................        .99         .34          .54         .86
   Net Gains from Securities and Foreign Currency Related Items (both realized
     and unrealized)...........................................................        .09        (.64)        1.13         .28
                                                                                   -------     -------     --------     -------
   Total from Investment Operations............................................       1.08        (.30)        1.67        1.14
                                                                                   -------     -------     --------     -------
   Less Distributions
   Dividends (from net investment income)......................................       (.49)       (.45)        (.85)       (.67)
   Distributions (from capital gains)..........................................        .00        (.14)        (.12)       (.19)
   Return of Capital...........................................................        .00        (.04)         .00         .00
                                                                                   -------     -------     --------     -------
   Total Distributions.........................................................       (.49)       (.63)        (.97)       (.86)
                                                                                   -------     -------     --------     -------
Net Asset Value, End of Period.................................................    $ 11.04     $ 10.45     $  11.38     $ 10.68
                                                                                   -------     -------     --------     -------
                                                                                   -------     -------     --------     -------
Total Return...................................................................      10.65%      (2.79%)      16.72%      11.08%
Ratios/Supplemental Data
Net Assets, End of Period (000s)...............................................    $63,641     $90,394     $ 61,994     $17,092
Ratios to Average Daily Net Assets:
   Operating expenses..........................................................        .95%        .95%         .49%        .45%
   Net investment income.......................................................       8.18%       6.96%        8.60%       8.66%
   Decrease reflected in above expense ratios due to waivers/reimbursements....        .63%        .65%        1.44%       2.42%
Portfolio Turnover Rate........................................................     128.70%     178.11%      109.54%      93.14%


                                                                                  1991*
                                                                                 -------
Net Asset Value, Beginning of Period...........................................  $ 10.00
                                                                                 -------
   Income from Investment Operations
   Net Investment Income.......................................................      .59
   Net Gains from Securities and Foreign Currency Related Items (both realized
     and unrealized)...........................................................      .14
                                                                                 -------
   Total from Investment Operations............................................      .73
                                                                                 -------
   Less Distributions
   Dividends (from net investment income)......................................     (.33)
   Distributions (from capital gains)..........................................      .00
   Return of Capital...........................................................      .00
                                                                                 -------
   Total Distributions.........................................................     (.33)
                                                                                 -------
Net Asset Value, End of Period.................................................  $ 10.40
                                                                                 -------
                                                                                 -------
Total Return...................................................................     7.66%
Ratios/Supplemental Data
Net Assets, End of Period (000s)...............................................  $12,160
Ratios to Average Daily Net Assets:
   Operating expenses..........................................................     1.09%
   Net investment income.......................................................     7.45%
   Decrease reflected in above expense ratios due to waivers/reimbursements....     2.73%
Portfolio Turnover Rate........................................................   185.74%

------------
* The Fund commenced operations on November 1, 1990.

INTERMEDIATE GOVERNMENT FUND

                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------
                                                 1995      1994       1993       1992      1991      1990      1989
                                                -------   -------   --------   --------   -------   -------   -------
Net Asset Value, Beginning of Period..........  $  9.66   $ 11.03   $  11.23   $  10.83   $ 10.24   $ 10.33   $ 10.27
                                                -------   -------   --------   --------   -------   -------   -------
    Income from Investment Operations
    Net Investment Income.....................      .59       .54        .59        .68       .76       .79       .82
    Net Gains (Losses) from Securities (both
      realized and unrealized)................      .56      (.73)       .34        .41       .59      (.09)      .06
                                                -------   -------   --------   --------   -------   -------   -------
    Total from Investment Operations..........     1.15      (.19)       .93       1.09      1.35       .70       .88
                                                -------   -------   --------   --------   -------   -------   -------
    Less Distributions
    Dividends (from net investment income)....     (.59)     (.55)      (.59)      (.68)     (.76)     (.79)     (.82)
    Distributions (from capital gains)........      .00      (.63)      (.54)      (.01)      .00       .00       .00
                                                -------   -------   --------   --------   -------   -------   -------
    Total Distributions.......................     (.59)    (1.18)     (1.13)      (.69)     (.76)     (.79)     (.82)
                                                -------   -------   --------   --------   -------   -------   -------
Net Asset Value, End of Period................  $ 10.22   $  9.66   $  11.03   $  11.23   $ 10.83   $ 10.24   $ 10.33
                                                -------   -------   --------   --------   -------   -------   -------
                                                -------   -------   --------   --------   -------   -------   -------
Total Return..................................    12.32%    (1.78%)     8.79%     10.34%    13.71%     7.10%     9.05%
Ratios/Supplemental Data
Net Assets, End of Period (000s)..............  $55,898   $46,734   $ 77,565   $113,336   $89,006   $63,663   $26,861
Ratios to Average Daily Net Assets:
    Operating expenses........................      .60%      .60%       .60%       .60%      .57%      .50%      .50%
    Net investment income.....................     6.00%     5.43%      5.34%      6.10%     7.29%     7.78%     8.07%
    Decrease reflected in above expense ratios
      due to waivers/reimbursements...........      .49%      .42%       .21%       .25%      .30%      .44%     1.53%
Portfolio Turnover Rate.......................   105.79%   115.37%    108.00%    165.70%    39.13%   112.69%    22.55%

                                                 FOR THE PERIOD
                                                AUGUST 22, 1988
                                                (COMMENCEMENT OF
                                                  OPERATIONS)
                                                    THROUGH
                                                OCTOBER 31, 1988
                                                ----------------
Net Asset Value, Beginning of Period..........      $  10.00
                                                     -------
    Income from Investment Operations
    Net Investment Income.....................           .16
    Net Gains (Losses) from Securities (both
      realized and unrealized)................           .27
                                                     -------
    Total from Investment Operations..........           .43
                                                     -------
    Less Distributions
    Dividends (from net investment income)....          (.16)
    Distributions (from capital gains)........           .00
                                                     -------
    Total Distributions.......................          (.16)
                                                     -------
Net Asset Value, End of Period................      $  10.27
                                                     -------
                                                     -------
Total Return..................................         24.36%*
Ratios/Supplemental Data
Net Assets, End of Period (000s)..............      $  6,640
Ratios to Average Daily Net Assets:
    Operating expenses........................           .50%*
    Net investment income.....................          8.22%*
    Decrease reflected in above expense ratios
      due to waivers/reimbursements...........          3.64%*
Portfolio Turnover Rate.......................         27.97%

------------
* Annualized.

NEW YORK MUNICIPAL FUND

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                        ------------------------------------------------------------------------------
                                         1995       1994      1993      1992      1991      1990      1989      1988
                                        -------   --------   -------   -------   -------   -------   -------   -------
Net Asset Value, Beginning of
  Period..............................  $ 10.07   $  10.65   $ 10.02   $  9.88   $  9.57   $  9.59   $  9.71   $  9.39
                                        -------   --------   -------   -------   -------   -------   -------   -------
    Income from Investment Operations
    Net Investment Income.............      .47        .46       .47       .50       .53       .60       .58       .55
    Net Gains (Losses) from Securities
      (both realized and
      unrealized).....................      .36       (.45)      .68       .14       .31      (.02)     (.12)      .32
                                        -------   --------   -------   -------   -------   -------   -------   -------
    Total from Investment
      Operations......................      .83        .01      1.15       .64       .84       .58       .46       .87
                                        -------   --------   -------   -------   -------   -------   -------   -------
    Less Distributions
    Dividends (from net investment
      income).........................     (.47)      (.46)     (.47)     (.50)     (.53)     (.60)     (.58)     (.55)
    Distributions (from capital
      gains)..........................     (.01)      (.13)     (.05)      .00       .00       .00       .00       .00
                                        -------   --------   -------   -------   -------   -------   -------   -------
    Total Distributions...............     (.48)      (.59)     (.52)     (.50)     (.53)     (.60)     (.58)     (.55)
                                        -------   --------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of Period........  $ 10.42   $  10.07   $ 10.65   $ 10.02   $  9.88   $  9.57   $  9.59   $  9.71
                                        -------   --------   -------   -------   -------   -------   -------   -------
                                        -------   --------   -------   -------   -------   -------   -------   -------
Total Return..........................     8.31%       .04%    11.67%     6.63%     9.43%     6.18%     4.91%     9.43%
Ratios/Supplemental Data
Net Assets, End of Period (000s)......  $73,361   $ 75,716   $69,578   $54,012   $29,016   $21,916   $20,048   $27,596
Ratios to Average Daily Net Assets:
    Operating expenses................      .60%       .60%      .58%      .55%      .55%      .55%      .56%      .54%
    Net investment income.............     4.50%      4.41%     4.50%     4.99%     5.84%     6.21%     6.14%     5.70%
    Decrease reflected in above
      expense ratios due to
      waivers/reimbursements..........      .26%       .20%      .20%      .40%      .65%      .76%      .72%     1.01%
Portfolio Turnover Rate...............   105.17     167.09%   115.98%    47.79%    66.53%    70.45%    74.03%   145.20%

                                         FOR THE PERIOD
                                         APRIL 1, 1987
                                        (COMMENCEMENT OF
                                          OPERATIONS)
                                        THROUGH OCTOBER
                                            31, 1987
                                        ----------------
Net Asset Value, Beginning of
  Period..............................      $  10.00
                                             -------
    Income from Investment Operations
    Net Investment Income.............           .30
    Net Gains (Losses) from Securities
      (both realized and
      unrealized).....................          (.61)
                                             -------
    Total from Investment
      Operations......................          (.31)
                                             -------
    Less Distributions
    Dividends (from net investment
      income).........................          (.30)
    Distributions (from capital
      gains)..........................           .00
                                             -------
    Total Distributions...............          (.30)
                                             -------
Net Asset Value, End of Period........      $   9.39
                                             -------
                                             -------
Total Return..........................         (5.30%)*
Ratios/Supplemental Data
Net Assets, End of Period (000s)......      $ 10,410
Ratios to Average Daily Net Assets:
    Operating expenses................           .50%*
    Net investment income.............          5.50%*
    Decrease reflected in above
      expense ratios due to
      waivers/reimbursements..........          2.10%*
Portfolio Turnover Rate...............         28.00%

------------
* Annualized.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

FIXED INCOME FUND

     The Fixed Income Fund seeks to generate high current income consistent with reasonable risk; capital appreciation is a secondary objective. The Fund is a diversified management investment company which pursues its investment objectives by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government obligations, Municipal Obligations (as described below under 'New York Municipal Fund') and repurchase agreements with respect to portfolio securities. Under normal market conditions, the Fund intends that its portfolio of fixed income securities will have a weighted average remaining maturity not exceeding 10 years. The Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.

     Under normal market conditions, at least 65% of all of the fixed income securities in the Fund will be rated investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P'). The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P and may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.

GLOBAL FIXED INCOME FUND

     The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund is a non-diversified management investment company which seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars, or in multinational currency units such as European Currency Units ('ECUs')), including convertible debt securities and preferred stock. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Fund's total assets. In addition, the Fund will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions. The Fund may invest up to 20% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States or denominated in U.S. dollars.

     The Fund may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. The Fund may purchase debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the 'World Bank') or the European Investment Bank. The Fund may also purchase fixed income obligations of foreign corporations that are issued in a currency other than U.S. dollars. Because of fluctuating currency values, the Fund may engage in certain currency transactions, as described under 'Certain Investment Strategies -- Options, Futures and Currency Transactions' below.

     Under normal economic and market conditions, the dollar-weighted average maturity of the Fund's portfolio of fixed income securities will be between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.

     Warburg will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

     The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities considered to be of equivalent quality.

INTERMEDIATE GOVERNMENT FUND

     The Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital. The Fund is a diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('Government Securities'). Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. Investments by the Fund in repurchase agreements on Government Securities are not included in determining the percentage of assets invested in Government Securities.

     The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a 'Trust'). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the 'Loan Note'), representing a loan made by the Trust to the government of Israel (the 'Borrower'), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the 'Guaranty'), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A Certificateholder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

     Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

NEW YORK MUNICIPAL FUND

     The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and the preservation of capital. The Fund is a non-diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in investment grade 'New York Municipal Obligations.' New York Municipal Obligations are debt obligations (other than short-term securities), the interest on which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income tax. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. If Warburg, Pincus Counsellors, Inc., each Fund's investment adviser ('Warburg'), believes that suitable New York Municipal Obligations are not available, the Fund may for temporary defensive reasons invest without limit in (i) municipal obligations that pay interest which is excluded from gross income for federal income tax purposes but which is not exempt from New York State and New York City personal income taxes and (ii) taxable or tax-exempt money market obligations. It is a fundamental policy of the Fund that, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ('Municipal Obligations'). This fundamental policy may not be amended without first obtaining the approval of holders of a majority of the outstanding shares of the Fund. The Fund may invest up to 20% of its total assets in debt obligations other than Municipal Obligations. The Fund may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

PORTFOLIO INVESTMENTS

MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of Government Securities; bank obligations
(including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P.

     For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.

     Repurchase Agreements. Under normal market conditions, each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the governing Board of each Fund (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').

     Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Funds' co-administrator, PFPC Inc. ('PFPC'). A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ('GNMA')); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA') and Federal Home Loan Mortgage Corporation ('FHLMC') bonds).

CONVERTIBLE SECURITIES. Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

STRUCTURED SECURITIES. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

     Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Neither the value of nor the yield on these mortgage-backed securities or shares of the Funds is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgaged-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Funds' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.

     Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the 'Reference') or the relevant change in two or more References. The interest rate or the principal amount payable

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

upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

     Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

     When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
     Participations   in  loans  will  typically  result  in  a  Fund  having  a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

RISK FACTORS AND SPECIAL
CONSIDERATIONS

     For certain additional risks related to each Fund's investments, see 'Portfolio Investments' beginning at page 7 and 'Certain Investment Strategies' beginning at page 13.

     Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to eco-

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

nomic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.

NEW YORK MUNICIPAL OBLIGATIONS. The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio. Other considerations affecting the New York Municipal Fund's investments in New York Municipal Obligations are summarized in the Fund's Statement of Additional Information.

NON-DIVERSIFIED STATUS. The Global Fixed Income Fund and the New York Municipal Fund are each classified as a non-diversified investment company under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The Funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in

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

the financial condition or in the market's assessment of the issuers.

LOWER-RATED  SECURITIES.  There  are   certain  risk  factors  associated   with
lower-rated securities. Securities rated in the fourth highest grade have speculative characteristics, and securities rated B have speculative elements and a greater vulnerability to default than higher-rated securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

     The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P. Each Fund may invest in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

     Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     The market value of securities in lower-rated categories is more volatile than that of higher quality securities. In addition, the Fixed Income Fund and the Global Fixed Income Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Funds' ability to dispose of particular issues and may make it more difficult for the Fixed Income Fund and the Global Fixed Income Fund to obtain accurate market quotations for purposes of valuing the Funds and calculating their respective net asset values.

     For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information of the Fixed Income and Global Fixed Income Funds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers

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

become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. In addition, to the extent it is consistent with a Fund's investment objective, the Fund also may engage in short-term trading. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.

     Newly issued Government Securities normally are purchased by a Fund directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Fund with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.

     All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

     Although there is no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements and dollar rolls. Detailed information concerning each Fund's strategies and related risks is contained

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

below and in the Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS

OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc. and by the Code.

     Securities and Index Options. The Funds may purchase and write covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ('OTC') without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.

     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

     Futures Contracts and Related Options. Each Fund may enter into interest rate, securities index and, in the case of the Fixed Income and Global Fixed Income Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such con-

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

tracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

     Currency Exchange Transactions. The Fixed Income and Global Fixed Income Funds may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

     Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

     Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

     Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ZERO COUPON SECURITIES. Each Fund may invest without limit in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investments in zero coupon securities will result in special tax consequences, which are described below under 'Dividends, Distributions and Taxes -- Taxes.'

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. The New York Municipal Fund may without limit purchase Municipal Obligations on a when-issued basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will establish a segregated account with its custodian consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.

INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS. Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective

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

rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash, Government Securities or high-grade liquid debt securities, the Funds and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

     The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND, THE GLOBAL FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

SHORT SALES AGAINST THE BOX. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date when the Fund delivers securities to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian or a qualified subcus

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

todian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Each Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Fund may make short sales may be limited by the requirement contained in the Code.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND THE GLOBAL FIXED INCOME FUND

FOREIGN SECURITIES. The Fixed Income and Global Fixed Income Funds may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Funds may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Funds' liquidity, the Funds will avoid investing in countries that are known to experience settlement delays which may expose the Funds to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

REITS. The Fixed Income Fund and the Global Fixed Income Fund may invest in real estate investment trusts ('REITs'), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

LENDING OF PORTFOLIO SECURITIES. The Fixed Income Fund and the Intermediate Government Fund may lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. These loans, if and when made, may not exceed 20% and 30%, respectively, of the total assets of the Fixed Income Fund and the Intermediate Government Fund, respectively, taken at value and will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a 'finder.' The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND THE NEW YORK MUNICIPAL FUND

NEW YORK MUNICIPAL OBLIGATIONS. New York Municipal Obligations include debt obligations of the State of New York and its political subdivisions, agencies and public authorities issued to obtain funds for various public purposes and debt obligations issued by other governmental entities (such as Puerto Rico) if such debt obligations generate interest income which is excluded from gross income for federal taxable income purposes and exempt from New York State and New York City personal income taxes.

MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     A Fund may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial difficulties. Each Fund intends during the coming year to limit investments in such obligations to less than 25% of its assets.

ALTERNATIVE  MINIMUM  TAX  BONDS.  The   Funds  may  invest  without  limit   in
'Alternative Minimum Tax Bonds,' which are certain bonds issued after August 7, 1986 to finance certain non-

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

governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate 'alternative minimum tax.' The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.

VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by a Fund may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

STAND-BY COMMITMENTS. The Fixed Income Fund and the New York Municipal Fund may acquire stand-by commitments with respect to Municipal Obligations held in their respective portfolios. Under a stand-by commitment, which is commonly known as a 'put', a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Fund's net asset value. A stand-by commitment is not transferable by a Fund, although the Fund can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

STRATEGY AVAILABLE TO THE INTERMEDIATE GOVERNMENT FUND

GOVERNMENT ZERO COUPON SECURITIES. The Intermediate Government Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates
representing   interests   in  stripped   Government   Securities   and  coupons
(collectively referred to as 'Government zero coupon securities'). The market value of Government zero

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

coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Intermediate Government Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test. For a description of zero coupon securities and the tax and other considerations associated with investing in them, see 'Zero Coupon Securities' above and 'Dividends, Distributions and Taxes -- Taxes' below. INVESTMENT GUIDELINES

     Each Fund may each invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) with respect to each Fund other than the Intermediate Government Fund, time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of the Fixed Income Fund's, the Global Fixed Income Fund's and the Government Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years. The Fixed Income Fund and the Global Fixed Income Fund may each invest up to 5% of its net assets in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, in an amount up to 30% of its total assets and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes the Funds with office space, furnishings and equipment.

     For the services provided by Warburg, the Fixed Income Fund, the Global Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund pay Warburg a fee calculated at an annual rate of .50%, 1.00%, .50% and
 .40%, respectively, of the Fund's average daily net assets. Although the Global Fixed Income Fund's advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between each Fund and Warburg provides that Warburg will reimburse the Fund to the extent certain expenses that are described  in the Statement  of Additional Information
exceed   applicable   state   expense  limitations.   Warburg  and  each  Fund's
co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1996, Warburg managed approximately $12.9 billion of assets, including approximately $7.1 billion of assets of twenty-seven investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

PORTFOLIO MANAGERS. Dale C. Christensen is a co-portfolio manager and president of each of the Funds. Mr. Christensen is a managing director of EMW and has been associated with EMW since 1989, before which time he was a senior vice president at Citibank, N.A. He has been with each Fund since January 1992. M. Anthony E. van Daalen is a co-portfolio manager of the Fixed Income and Intermediate Government Funds. Mr. van Daalen has been a vice president and co-portfolio manager at Warburg since 1992, prior to which time he was an assistant vice president at Citibank, N.A. Laxmi C. Bhandari, also a vice president of Warburg, is a co-portfolio manager of the Global Fixed Income Fund. Mr. Bhandari has been a co-portfolio manager of the Global Fixed Income Fund since joining Warburg in 1993, before which time he was a vice president at the Paribas Corporation. Sharon B. Parente is a co-portfolio manager of the New York Municipal Fund. Ms. Parente is a senior vice president of Warburg and has been a co-portfolio manager of the New York Municipal Fund since joining Warburg in 1992, before which time she was a vice president at Citibank, N.A.

CO-ADMINISTRATORS. Each Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

     Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of the Fund's operations. As compensation each Fund pays PFPC a fee calculated at an annual rate of .10% of its average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the assets of each of the Funds. Fiduciary Trust Company International ('Fiduciary') also serves as custodian of

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
 the Global Fixed Income Fund's assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.

TRANSFER AGENT. State Street Bank and Trust Company ('State Street') acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ('BFDS'), a 50%-owned subsidiary, responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

     Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.
DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT

     In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:

Warburg Pincus Funds
P.O. Box 9030
Boston, Massachusetts 02205-9030

     Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

RETIREMENT PLANS AND UGMA ACCOUNTS. For information about (i) investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or (ii) about opening a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ('UGMA') account, an investor should telephone Warburg Pincus Funds at (800) 888-6878 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UGMA accounts.

CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 888-6878.

HOW TO PURCHASE SHARES

     Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with a completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.

BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 888-6878. Federal funds may be wired to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Insert Warburg Pincus Fund name(s) here]
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

     The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described in the next section. For retirement plans and UGMA accounts, the minimum initial and subsequent investment is $500. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of EMW or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

PURCHASES THROUGH INTERMEDIARIES. The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals, including certain of the programs discussed below, may impose certain conditions on their clients or customers that invest in the Funds, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Funds, such as the minimum initial and subsequent investments, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization. These organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers.

     Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities Inc. Generally, these programs do not require customers to pay a transaction fee in connection with purchases. These and other organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of clients and customers by phone, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth business day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automatic clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 888-6878 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.

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
HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below).

     Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund,
(iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check before the check clears, payments of the redemption proceeds will be delayed until such check has cleared, which may take up to 15 days from the purchase date. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 888-6878.

EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:

      WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;

      WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

      WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of capital;

      WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with

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      preservation of capital through diversified investments in equity and debt securities;

      WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;

      WARBURG PINCUS  CAPITAL  APPRECIATION  FUND  --  an  equity  fund  seeking
      long-term   capital  appreciation  by   investing  principally  in  equity
      securities of medium-sized domestic companies;

      WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

      WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;
      WARBURG PINCUS POST-VENTURE CAPITAL FUND -- a fund seeking long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursuing an aggressive investment strategy;

      WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;

      WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;

      WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and

      WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

     The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period (which includes amortization of market discount) less amortization of market premium and applicable expenses. The Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund each declares its dividends from its net investment income daily and pays those dividends monthly in the calendar year in which they are declared. The Global Fixed Income Fund declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not opened will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and will be paid in the calendar year in which they are declared, generally in November or December. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and

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
distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 888-6878.

     A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

     Special Distribution Matters Relating to the New York Municipal Fund. If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

TAXES. Each Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     The investments by the Funds in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, in each case regardless of how long investors have held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the New York Municipal Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend

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
received by the shareholder with respect to such share. The portion of such loss not disallowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the New York Municipal Fund who redeems his shares prior to the declaration of a dividend may lose tax-exempt status on accrued income attributable to tax-exempt Municipal Obligations. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, generally will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as foreign tax credits against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Special Tax Matters Relating to the Intermediate Government Fund. Investors in the Intermediate Government Fund do not have to pay state and local income taxes with respect to interest income on most types of Government Securities if the investors are the tax owners of these Government Securities. Furthermore, some states, if certain requirements are satisfied, permit investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.

     Special Tax Matters Relating to the New York Municipal Fund and the Fixed Income Fund. As a regulated investment company, the New York Municipal Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the

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
federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the 'current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Furthermore, exempt-interest dividends paid by the Fund will constitute a component of the 'current earnings' adjustment item for purposes of the .12% corporate environmental tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors. Dividends derived from interest on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes.

     The Fixed Income Fund does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the New York Municipal Fund, these statements set forth the dollar amount of income excluded or exempt from federal income or New York State and New York City personal income taxes and the dollar amount, if any, subject to federal taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

     The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to the Common Shares and then dividing the result by the total number of outstanding Common Shares.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

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PERFORMANCE

     The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise yield and average annual total return of its Common Shares over various periods of time. The yield refers to net investment income generated by the Common Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Common Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Intermediate Government Fund and the New York Municipal Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Common Shares' tax-free yield. It is calculated by increasing the yield shown for the Common Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Common Shares' yield. Total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. Each Fund's Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

     In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Fund, with the Lehman Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the J.P. Morgan Traded Index (an index of non-U.S.

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
dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Bond Buyer Index (the 'BBI') (an unmanaged index of 20 General Obligation issues of 20-year maturity from various municipalities across the nation published by the American Banker) and the Lipper New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of each Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.

     In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments, and the potential impact of foreign securities of a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION

ORGANIZATION. The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from 'Counsellors Fixed Income Fund' and 'Counsellors New York Municipal Bond Fund' to 'Warburg, Pincus Fixed Income Fund' and 'Warburg, Pincus New York Municipal Bond Fund,' respectively. On February 28, 1995, the New York Municipal Fund changed its name to 'Warburg, Pincus New York Intermediate Municipal Fund.' The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names 'Counsellors Global Fixed Income Fund, Inc.' and 'Counsellors Intermediate Maturity Government Fund, Inc.,' respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to 'Warburg, Pincus Global Fixed Income Fund, Inc.' and 'Warburg, Pincus Intermediate Maturity Government Fund, Inc.'

     The Agreement and Declaration of Trust of each of the Fixed Income Fund and the New York Municipal Fund authorizes each Fund's Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par

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
value per share, of which one billion shares are classified as Advisor Shares. The charters of the Global Fixed Income Fund and the Intermediate Government Fund authorize each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 888-6878.

VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Global Fixed Income Fund or the Intermediate Government Fund may be removed by the shareholders at any time by a vote of a majority of the votes entitled to be cast for the election of Directors. Investors of record of no less than two-thirds of the outstanding shares of the Fixed Income Fund or the New York Municipal Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a governing Board member at the written request of holders of 10% of the outstanding shares of a Fund. John L. Furth, a Director and Trustee of the Funds, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of each Fund as of December 28, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.

     The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

SHAREHOLDER SERVICING

     Common Shares may be sold to or through institutions, including insurance companies, financial institutions and broker-dealers, that will not be paid by a Fund a distribution fee pursuant to Rule 12b-1 under the 1940 Act for services to their clients or customers who are beneficial owners of Common Shares. These institutions may be paid fees by a Fund, Warburg, Counsellors Securities or any of their affiliates for transfer agency, administrative, accounting, shareholder liaison and/or other services provided to their customers that invest in the Fund's Common Shares. Organizations that provide recordkeeping or other services to certain employee benefit plans and qualified and other retirement plans that include a Fund as an investment alternative and registered representatives (including retirement plan consultants) that facilitate the administration and servicing of shareholder accounts may also be paid a fee. Fees paid vary depending on the arrangements and the amount of Fund assets held by an institution's clients or customers and/or the number of plan participants investing in the Fund. Warburg, Counsellors Securities or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to clients and customers of these institutions and organizations. In addition, these institutions and organizations may use a portion of their compensation to compensate the Fund's custodian or transfer agent for costs related to accounts of their clients or customers.

                            ------------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

  THE FUNDS' EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVES AND
     POLICIES .............................................................. 5
  PORTFOLIO INVESTMENTS .................................................... 7
  RISK FACTORS AND SPECIAL    CONSIDERATIONS .............................. 10
  PORTFOLIO TRANSACTIONS AND
     TURNOVER RATE ........................................................ 13
  CERTAIN INVESTMENT STRATEGIES ........................................... 13
  INVESTMENT GUIDELINES ................................................... 21
  MANAGEMENT OF THE FUNDS ................................................. 21
  HOW TO OPEN AN ACCOUNT .................................................. 23
  HOW TO PURCHASE SHARES .................................................. 23
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 26
  DIVIDENDS, DISTRIBUTIONS AND
     TAXES ................................................................ 28
  NET ASSET VALUE ......................................................... 31
  PERFORMANCE ............................................................. 32
  GENERAL INFORMATION ..................................................... 33
  SHAREHOLDER SERVICING ................................................... 35

WPBDF-1-0396

                                      [LOGO]

                           [ ] WARBURG PINCUS
                               FIXED INCOME FUND

                           [ ] WARBURG PINCUS
                               GLOBAL FIXED INCOME FUND

                           [ ] WARBURG PINCUS INTERMEDIATE
                               MATURITY GOVERNMENT FUND

                           [ ] WARBURG PINCUS NEW YORK
                               INTERMEDIATE MUNICIPAL FUND


                                   PROSPECTUS

                               FEBRUARY 28, 1996


                                  STATEMENT OF DIFFERENCES

The dagger footnote symbol shall be expressed as............. 'D'
The trademark symbol shall be expressed as............. 'tm'

                                     Rule 497(c)
                                     Securities Act File No. 33-36066
                                     Investment Company Act File No. 811-06143

                                    [Logo]

                                  PROSPECTUS


                                 MARCH 1, 1996

        [ ] WARBURG PINCUS FIXED INCOME FUND
        [ ] WARBURG PINCUS GLOBAL FIXED INCOME FUND
        [ ] WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
        [ ] WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

                          WARBURG PINCUS ADVISOR FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                                   March 1, 1996
PROSPECTUS

Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. Four Advisor Funds are described in this
Prospectus:

WARBURG PINCUS FIXED INCOME FUND is a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed income securities.

WARBURG PINCUS GLOBAL FIXED INCOME FUND is a bond fund investing in a portfolio principally consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND is an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND is an intermediate-term municipal bond fund designed for New York investors seeking income that is exempt from federal, New York State and New York City income taxes.

The Funds currently offer two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Funds, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of up to .75% per annum, which is the economic equivalent of a sales charge. The Funds' Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT
There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE  CORPORATION,  THE  FEDERAL  RESERVE  BOARD,  OR  ANY  OTHER   AGENCY.
INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION   PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
         PROSPECTUS. ANY REPRESENTATION TO              THE  CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES

     Each of Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund'), Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund'), Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') and Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') (collectively, the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.

                                                                               GLOBAL       INTERMEDIATE    NEW YORK
                                                            FIXED INCOME    FIXED INCOME     GOVERNMENT     MUNICIPAL
                                                                FUND            FUND            FUND          FUND
                                                            ------------    ------------    ------------    --------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a
       percentage of offering price).....................      0                0              0              0
Annual Fund Operating Expenses (as a percentage of
  average net assets)
     Management Fees.....................................        .35%             .44%           .05%          .19%
     12b-1 Fees..........................................        .75%*            .75%*          .75%*         .75%*
     Other Expenses......................................        .40%             .51%           .55%          .41%
                                                               -----           ------          -----        --------
     Total Fund Operating Expenses (after fee
       waivers)`D'.......................................       1.50%            1.70%          1.35%         1.35%
EXAMPLE
     You would pay the following expenses
        on a $1,000 investment, assuming (1) 5% annual return and
        (2) redemption at the end of each time period:
     1 year..............................................        $15              $17            $14           $14
     3 years.............................................        $47              $54            $43           $43


------------

* Current 12b-1 fees are .25% per annum for the Fixed Income, Intermediate Government and New York Municipal Funds and .50% per annum for the Global Fixed Income Fund, in each case out of a maximum .75% authorized under the Advisor Shares' Distribution Plans. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.

`D' Absent  the anticipated waiver of fees  by the Funds' investment adviser and co-administrator, Management Fees for the Fixed Income, Global Fixed Income, Intermediate Government and New York Municipal Funds would equal .50%, 1.00%, .50%, and .40%, respectively; Other Expenses would equal .43%, .58%, .59% and .46%, respectively; and Total Fund Operating Expenses would equal 1.68%, 2.33%, 1.84% and 1.61%, respectively. Other Expenses are based on actual expenses of the Common Shares of the Funds for the fiscal year ended October 31, 1995, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator are under no obligation to continue these waivers.
                            ------------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term holders of Advisor Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS

     Advisor Shares of the Fund had not been issued as of October 31, 1995 and, accordingly, no financial information is provided with respect to such shares. Financial information with respect to Common Shares of the Funds are contained in the Funds' annual report, dated October 31, 1995, copies of which appear in the Funds' Statements of Additional Information or may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

FIXED INCOME FUND

     The Fixed Income Fund seeks to generate high current income consistent with reasonable risk; capital appreciation is a secondary objective. The Fund is a diversified management investment company which pursues its investment objectives by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government obligations, Municipal Obligations (as described below under 'New York Municipal Fund') and repurchase agreements with respect to portfolio securities. Under normal market conditions, the Fund intends that its portfolio of fixed income securities will have a weighted average remaining maturity not exceeding 10 years. The Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.

     Under normal market conditions, at least 65% of all of the fixed income securities in the Fund will be rated investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P'). The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P and may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.

GLOBAL FIXED INCOME FUND

     The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund is a non-diversified management investment company which seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars, or in multinational currency units such as European Currency Units ('ECUs')), including convertible debt securities and preferred stock. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Fund's total assets. In addition, the Fund will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions. The Fund may invest up to 20% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States or denominated in U.S. dollars.

     The Fund may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. The Fund may purchase debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the 'World Bank') or the European Investment Bank. The Fund may also purchase fixed income obligations of foreign corporations that are issued in a currency other than U.S. dollars. Because of fluctuating currency values, the Fund may engage in certain currency transactions, as described under 'Certain Investment Strategies -- Options, Futures and Currency Transactions' below.

     Under normal economic and market conditions, the dollar-weighted average maturity of the Fund's portfolio of fixed income securities will be between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.

     Warburg will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

     The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities considered to be of equivalent quality.

INTERMEDIATE GOVERNMENT FUND

     The Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital. The Fund is a diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('Government Securities'). Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. Investments by the Fund in repurchase agreements on Government Securities are not included in determining the percentage of assets invested in Government Securities.

     The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a 'Trust'). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the 'Loan Note'), representing a loan made by the Trust to the government of Israel (the 'Borrower'), backed by a full faith and credit guaranty  issued by  the United  States of  America, acting  through  the
Defense   Security
                                       4

Assistance Agency of the Department of Defense (the 'Guaranty'), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A Certificateholder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

     Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

NEW YORK MUNICIPAL FUND

     The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and the preservation of capital. The Fund is a non-diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in investment grade 'New York Municipal Obligations.' New York Municipal Obligations are debt obligations (other than short-term securities), the interest on which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income tax. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. If Warburg, Pincus Counsellors, Inc., each Fund's investment adviser ('Warburg'), believes that suitable New York Municipal Obligations are not available, the Fund may for temporary defensive reasons invest without limit in (i) municipal obligations that pay interest which is excluded from gross income for federal income tax purposes but which is not exempt from New York State and New York City personal income taxes and (ii) taxable or tax-exempt money market obligations. It is a fundamental policy of the Fund that, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ('Municipal Obligations'). This fundamental policy may not be amended without first obtaining the approval of holders of a majority of the outstanding shares of the Fund. The Fund may invest up to 20% of its total assets in debt obligations other than Municipal Obligations. The Fund may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

PORTFOLIO INVESTMENTS

MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P.

     For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.

     Repurchase Agreements. Under normal market conditions, each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the governing Board of each Fund (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').

     Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Funds' co-administrator, PFPC

                                       6

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
Inc. ('PFPC'). A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ('GNMA')); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA') and Federal Home Loan Mortgage Corporation ('FHLMC') bonds).

CONVERTIBLE SECURITIES. Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

STRUCTURED SECURITIES. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

     Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal.  Neither  the  value  of  nor  the  yield  on  these  mortgage-backed securities or shares of the Funds is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgaged-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Funds' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to
                                       7

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
refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.

     Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the 'Reference') or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

     Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

     When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

     Participations   in  loans  will  typically  result  in  a  Fund  having  a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's

                                       8

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
20% limit on investing in non-municipal securities.

RISK FACTORS AND SPECIAL
CONSIDERATIONS

     For certain additional risks related to each Fund's investments, see 'Portfolio Investments' beginning at page 5 and 'Certain Investment Strategies' beginning at page 12.

     Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.

NEW YORK MUNICIPAL OBLIGATIONS. The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio. Other considerations affecting the New York Municipal Fund's investments in New York Municipal Obligations are summarized in the Fund's Statement of Additional Information.

NON-DIVERSIFIED STATUS. The Global Fixed Income Fund and the New York Municipal Fund are each classified as a non-diversified investment company under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The Funds will, however, comply with diversification

                                       9

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
requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

LOWER-RATED SECURITIES. There are certain risk factors associated with lower-rated securities. Securities rated in the fourth highest grade have speculative characteristics, and securities rated B have speculative elements and a greater vulnerability to default than higher-rated securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

     The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P. Each Fund may invest in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

     Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     The market value of securities in lower-rated categories is more volatile than that of higher quality securities. In addition, the Fixed Income Fund and the Global Fixed Income Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Funds' ability to dispose of particular issues and may make it more difficult for the Fixed Income Fund and the Global Fixed Income Fund to obtain accurate market quotations for purposes of valuing the Funds and calculating their respective net asset values.

     For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information of the Fixed Income and Global Fixed Income Funds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject

                                       10

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
to each Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. In addition, to the extent it is consistent with a Fund's investment objective, the Fund also may engage in short-term trading. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.

     Newly issued Government Securities normally are purchased by a Fund directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Fund with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.

     All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection
                                       11

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


with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

     Although there is no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements and dollar rolls. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS

OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.

     Securities and Index Options. The Funds may purchase and write covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ('OTC') without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.

     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

     Futures Contracts and Related Options. Each Fund may enter into interest rate, securities index and, in the case of the Fixed Income and Global Fixed Income Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures
Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a

                                       12

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
specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

     Currency Exchange Transactions. The Fixed Income and Global Fixed Income Funds may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

     Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

     Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

     Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to
                                       13

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
these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ZERO COUPON SECURITIES. Each Fund may invest without limit in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investments in zero coupon securities will result in special tax consequences, which are described below under 'Dividends, Distributions and Taxes -- Taxes.'

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. The New York Municipal Fund may without limit purchase Municipal Obligations on a when-issued basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will establish a segregated account with its custodian consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.

INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS. Each Fund may enter into interest rate index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an

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exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor cap or collar are held in a segregated account consisting of cash, Government Securities or high-grade liquid debt securities, the Funds and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

     The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND, THE GLOBAL FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

SHORT SALES AGAINST THE BOX. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date when the Fund delivers securities

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
to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Each Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Fund may make short sales may be limited by the requirement contained in the Code.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND THE GLOBAL FIXED INCOME FUND

FOREIGN SECURITIES. The Fixed Income and Global Fixed Income Funds may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Funds may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Funds' liquidity, the Funds will avoid investing in countries that are known to experience settlement delays which may expose the Funds to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

REITS. The Fixed Income Fund and the Global Fixed Income Fund may invest in real estate investment trusts ('REITs'), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund investing in a REIT will indirectly bear its proportionate share of any

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
expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

LENDING OF PORTFOLIO SECURITIES. The Fixed Income Fund and the Intermediate Government Fund may lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. These loans, if and when made, may not exceed 20% and 30%, respectively, of the total assets of the Fixed Income Fund and the Intermediate Government Fund, respectively, taken at value and will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a 'finder.' The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND THE NEW YORK MUNICIPAL FUND

NEW YORK MUNICIPAL OBLIGATIONS. New York Municipal Obligations include debt obligations of the State of New York and its political subdivisions, agencies and public authorities issued to obtain funds for various public purposes and debt obligations issued by other governmental entities (such as Puerto Rico) if such debt obligations generate interest income which is excluded from gross income for federal taxable income purposes and exempt from New York State and New York City personal income taxes.

MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     A Fund may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state.

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Sizeable  investments in such obligations could involve an increased risk to the
Fund should any of such related projects or facilities experience financial difficulties. Each Fund intends during the coming year to limit investments in such obligations to less than 25% of its assets.

ALTERNATIVE MINIMUM TAX BONDS. The Funds may invest without limit in 'Alternative Minimum Tax Bonds,' which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate 'alternative minimum tax.' The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.

VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by a Fund may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

STAND-BY COMMITMENTS. The Fixed Income Fund and the New York Municipal Fund may acquire stand-by commitments with respect to Municipal Obligations held in their respective portfolios. Under a stand-by commitment, which is commonly known as a 'put', a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Fund's net asset value. A stand-by commitment is not transferable by a Fund, although the Fund can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.


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STRATEGY AVAILABLE TO THE INTERMEDIATE GOVERNMENT FUND

GOVERNMENT ZERO COUPON SECURITIES. The Intermediate Government Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as 'Government zero coupon securities'). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Intermediate Government Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S.
government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test. For a description of zero coupon securities and the tax and other considerations associated with investing in them, see 'Zero Coupon Securities' above and 'Dividends, Distributions and Taxes -- Taxes' below.

INVESTMENT GUIDELINES

     Each Fund may each invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) with respect to each Fund other than the Intermediate Government Fund, time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of the Fixed Income Fund's, the Global Fixed Income Fund's and the Intermediate Government Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years. The Fixed Income Fund and the Global Fixed Income Fund may each invest up to 5% of its net assets in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, in an amount up to 30% of its total assets and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and also furnishes the Funds with office space, furnishings and equipment.

     For the services provided by Warburg, the Fixed Income Fund, the Global Fixed Income Fund, the Intermediate Government Fund and

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the New York  Municipal  Fund pay Warburg a fee  calculated at an annual rate of
 .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. Although the Global Fixed Income Fund's advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between each Fund and Warburg provides that Warburg will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information
exceed   applicable   state  expense   limitations.   Warburg  and  each  Fund's
co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1996, Warburg managed approximately $12.9 billion of assets, including approximately $7.1 billion of assets of twenty-seven investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

PORTFOLIO MANAGERS. Dale C. Christensen is a co-portfolio manager and president of each of the Funds. Mr. Christensen is a managing director of EMW and has been associated with EMW since 1989, before which time he was a senior vice president at Citibank, N.A. He has been with each Fund since January 1992. M. Anthony E. van Daalen is a co-portfolio manager of the Fixed Income and Intermediate Government Funds. Mr. van Daalen has been a vice president and co-portfolio manager at Warburg since 1992, prior to which time he was an assistant vice president at Citibank, N.A. Laxmi C. Bhandari, also a vice president of Warburg, is a co-portfolio manager of the Global Fixed Income Fund. Mr. Bhandari has been a co-portfolio manager of the Global Fixed Income Fund since joining Warburg in 1993, before which time he was a vice president at the Paribas Corporation. Sharon B. Parente is a co-portfolio manager of the New York Municipal Fund. Ms. Parente is a senior vice president of Warburg and has been a co-portfolio manager of the New York Municipal Fund since joining Warburg in 1992, before which time she was a vice president at Citibank, N.A.

CO-ADMINISTRATORS.  Each   Fund   employs  Counsellors   Funds   Service,   Inc.
('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

     Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of the Fund's operations. As

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compensation  each Fund pays PFPC a fee  calculated at an annual rate of .10% of its average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the assets of each of the Funds. Fiduciary Trust Company International ('Fiduciary') also serves as custodian of the Global Fixed Income Fund's assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.

TRANSFER AGENT. State Street Bank and Trust Company ('State Street') acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ('BFDS'), a 50%-owned subsidiary, responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

     Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO PURCHASE SHARES

     Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Funds reserve the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors also include Institutions which may act as the record holders of the Advisor Shares.

     Each Institution separately determines the rules applicable to its customers investing in a Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Funds reserve the right to impose minimums in the future.

     Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

     Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 888-6878 for instructions, an Institution should then wire

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
federal funds to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Insert Warburg Pincus Advisor
Fund name(s) here]
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange ('NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the relevant Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the relevant Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

     The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in a Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of a Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the organization.

HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor of a Fund may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of this request to the Fund or its agent.

     Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m.
(East-
ern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Funds do not currently impose a service charge for effecting wire transfers but reserve the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, it reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of a Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

     The exchange privilege is available to shareholders residing in any state in which Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of a Fund for Advisor Shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 888-6878.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period (which includes amortization of market discount) less amortization of market premium and applicable expenses. The Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund each declares its dividends from its net investment income daily and pays those dividends monthly in the calendar year in which they are declared. The Global Fixed Income Fund declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not opened will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and will be paid in the calendar year in which they are declared, generally in November or December. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Advisor Funds at (800) 888-6878. Dividends are determined in the same manner and are paid in the same amount for each Fund share, except that Advisor Shares bear all the expense of fees paid to certain service organizations. See 'Shareholder Servicing.' As a result, at any given time, the average annual total return on Advisor Shares will be lower than the average annual total return on Common Shares.

     A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

     Special Distribution Matters Relating to the New York Municipal Fund. If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

TAXES. Each Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     The investments by the Funds in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities.

These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, in each case regardless of how long investors have held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the New York Municipal Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend received by the shareholder with respect to such share. The portion of such loss not disallowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the New York Municipal Fund who redeems his shares prior to the declaration of a dividend may lose tax-exempt status on accrued income attributable to tax-exempt Municipal Obligations. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, generally will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as foreign tax credits against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Special Tax Matters Relating to the Intermediate Government Fund. Investors in the Intermediate Government Fund do not have to pay state and local income taxes with respect to interest income on most types of Government

Securities if the investors are the tax owners of these Government Securities. Furthermore, some states, if certain requirements are satisfied, permit investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.

     Special Tax Matters Relating to the New York Municipal Fund and the Fixed Income Fund. As a regulated investment company, the New York Municipal Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the 'current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Furthermore, exempt-interest dividends paid by the Fund will constitute a component of the 'current earnings' adjustment item for purposes of the .12% corporate environmental tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors. Dividends derived from interest on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes.

     The Fixed Income Fund does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the New York Municipal Fund, these statements set forth the dollar amount of income excluded or exempt from federal income or New York State and New York City personal income taxes and the dollar amount, if any, subject to federal taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

     The net asset value per Advisor Share of each Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the number of outstanding Advisor Shares.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE

     Each Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, each Fund may advertise yield and average annual total return of its Advisor Shares over various periods of time. The yield of a Fund refers to net investment income generated by the Advisor Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Advisor Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Intermediate Government Fund and the New York Municipal Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Advisor Shares' tax-free yield. It is calculated by increasing the yield shown for the Advisor Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's yield. Total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. Each Fund's Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at (800) 888-6878.

     In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Fund, with the Lehman Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Bond Buyer Index (the 'BBI') (an unmanaged index of 20 General Obligation issues of 20-year maturity from various municipalities across the nation published by the American Banker) and the Lipper New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of each Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.

     In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments, and the potential impact of foreign securities of a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION

ORGANIZATION. The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachu-setts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from 'Counsellors Fixed Income Fund' and 'Counsellors New York Municipal Bond Fund' to 'Warburg, Pincus Fixed Income Fund' and 'Warburg, Pincus New York Municipal Bond Fund,' respectively. On February 28, 1995, the New York Municipal Fund changed its name to 'Warburg, Pincus New York Intermediate Municipal Fund.' The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names 'Counsellors Global Fixed Income Fund, Inc.' and 'Counsellors Intermediate Maturity Government Fund, Inc.,' respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to 'Warburg, Pincus
Global Fixed Income Fund, Inc.' and 'Warburg, Pincus Intermediate Maturity Government Fund, Inc.'

     The Agreement and Declaration of Trust of each of the Fixed Income Fund and the New York Municipal Fund authorizes each Fund's Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Advisor Shares. The charters of the Global Fixed Income Fund and the Intermediate Government Fund authorize each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 888-6878.

VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Global Fixed Income Fund or the Intermediate Government Fund may be removed by the shareholders at any time by a vote of a majority of the votes entitled to be cast for the election of Directors. Investors of record of no less than two-thirds of the outstanding shares of the Fixed Income Fund or the New York Municipal Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a governing

Board member at the written request of holders of 10% of the outstanding shares of a Fund. John L. Furth, a Director and Trustee of the Funds, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of each Fund as of December 28, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund may be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'

     The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

SHAREHOLDER SERVICING

     Each Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to them (together, 'Service Organizations') will enter into agreements ('Agreements') with a Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. Each Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .25% per annum for the Fixed Income, Intermediate Government and New York Municipal Funds and .50% per annum for the Global Fixed Income Fund. The Boards evaluate the appropriateness of the Plans on a continuing basis and in doing so consider all relevant factors.

     Warburg, Counsellors Securities or any  of their affiliates may, from  time
to   time,   at   their   own   expense,   provide   compensation   to   Service

Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to a Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of Customers.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

  THE FUNDS' EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVES AND
     POLICIES .............................................................. 3
  PORTFOLIO INVESTMENTS .................................................... 5
  RISK FACTORS AND SPECIAL    CONSIDERATIONS ............................... 9
  PORTFOLIO TRANSACTIONS AND
     TURNOVER RATE ........................................................ 11
  CERTAIN INVESTMENT STRATEGIES ........................................... 12
  INVESTMENT GUIDELINES ................................................... 19
  MANAGEMENT OF THE FUNDS ................................................. 19
  HOW TO PURCHASE SHARES .................................................. 21
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 22
  DIVIDENDS, DISTRIBUTIONS AND
     TAXES ................................................................ 23
  NET ASSET VALUE ......................................................... 26
  PERFORMANCE ............................................................. 27
  GENERAL INFORMATION ..................................................... 28
  SHAREHOLDER SERVICING ................................................... 30

WPBDF-1-0396

                      [LOGO]

      [ ] WARBURG PINCUS
          FIXED INCOME FUND

      [ ] WARBURG PINCUS
          GLOBAL FIXED INCOME FUND

      [ ] WARBURG PINCUS INTERMEDIATE
          MATURITY GOVERNMENT FUND

      [ ] WARBURG PINCUS NEW YORK
          INTERMEDIATE MUNICIPAL FUND


               PROSPECTUS

             MARCH 1, 1996



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'

                                     Rule 497(c)
                                     Securities Act File No. 33-36066
                                     Investment Company Act File No. 811-06143



                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996



                    WARBURG PINCUS GLOBAL FIXED INCOME FUND

               P.O. Box 9030, Boston, Massachusetts  02205-9030
                     For information, call (800) 888-6878



                                   Contents

                                                          Page

Investment Objective  . . . . . . . . . . . . . . . . .     2
Investment Policies . . . . . . . . . . . . . . . . . .     2
Management of the Fund  . . . . . . . . . . . . . . . .    27
Additional Purchase and Redemption Information  . . . .    34
Exchange Privilege  . . . . . . . . . . . . . . . . . .    35
Additional Information Concerning Taxes . . . . . . . .    35
Determination of Performance  . . . . . . . . . . . . .    38
Auditors and Counsel  . . . . . . . . . . . . . . . . .    39
Miscellaneous . . . . . . . . . . . . . . . . . . . . .    40
Financial Statements  . . . . . . . . . . . . . . . . .    40
Appendix - Description of Ratings . . . . . . . . . . .   A-1
Annual Report and Report of Independent Accountants . .   A-5

          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Global Fixed Income Fund (the "Fund"), Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus New York Intermediate Municipal Fund, dated March 1, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at
(800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

Options, Futures and Currency Exchange Transactions

          Securities Options. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying securities with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Securities Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Futures Activities. The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Although the Fund is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Fund may purchase and write exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, the Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.
Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of its portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on securities, indexes and currencies; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

          Foreign Currency Exchange. Since the Fund will be investing substantially in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

          Information. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

          Increased Expenses. The operating expenses of the Fund, to the extent it invests in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

          General. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the

European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

          When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity.
Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          Below Investment Grade Securities. The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade or in comparable unrated securities considered to be of equivalent quality. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated bonds may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

          Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.


          The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

          Reverse Repurchase Agreements and Dollar Rolls. The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.
At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

          When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. Government Securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Warrants. The Fund may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase), provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets, in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities.   Rule 144A under the Securities Act adopted
by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Limitations

          The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 16 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these Investment Restrictions.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          16. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          Certain non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These may be more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Fund are not reduced by reason of its receiving any brokerage and research services.

          During the fiscal years ended October 31, 1993 and October 31, 1994, the Fund paid an aggregate of approximately $9,637 and $11,288, respectively, in commissions to broker-dealers for execution of portfolio transactions. The Fund did not pay any such commissions in the fiscal year ended October 31, 1995.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Any portfolio transaction for the Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio securities have been executed through Counsellors Securities since the commencement of the Fund's operations.

          In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

          The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates

(market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)  . . . . .  Director
Room 7E47OHB                       National Intelligence Counsel;
Central Intelligence Agency        Professor at Harvard University;
930 Dolly Madison Blvd.            Director or Trustee of Circuit City
McClain, Virginia  22107           Stores, Inc. (retail electronics and
                                   appliances) and Phoenix Home Life
                                   Insurance Co.

Donald J. Donahue (71)  . . . . .  Director
99 Indian Field Road               Chairman of Magma Copper Company since
Greenwich, Connecticut 06830       January 1987; Director or Trustee of GEV
                                   Corporation and Signet Star Reinsurance
                                   Company; Chairman and Director of NAC
                                   Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . . .  Director
2425 North Fish Creek Road         Private investor; Consultant and
P.O. Box 483                       Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014              Fritz Communications (developers and
                                   operators of radio stations); Director of Advo, Inc. (direct mail advertising).

John L. Furth* (65) . . . . .      Chairman of the Board and President
466 Lexington Avenue               Vice Chairman and Director of E.M.
New York, New York 10017-3147      Warburg, Pincus & Co., Inc. ("EMW");
                                   Associated with EMW since 1970; Director and officer of other investment companies advised by Warburg.

Thomas A. Melfe (63)  . . . . . .  Director
30 Rockefeller Plaza               Partner in the law firm of Donovan
New York, New York 10112           Leisure Newton & Irvine; Director of
                                   Municipal Fund for New York Investors, Inc.

Arnold M. Reichman* (47)  . . . .  Executive Vice President
466 Lexington Avenue               Managing Director and Assistant Secretary
New York, New York 10017-3147      of EMW; Associated with EMW since 1984;
                                   Senior Vice President, Secretary and Chief
                                   Operating Officer of Counsellors
                                   Securities; Officer of other investment
                                   companies advised by Warburg.

Alexander B. Trowbridge (66)  . .  Director
1155 Connecticut Avenue, N.W.      President of Trowbridge Partners, Inc.
Suite 700                          (business consulting) from January 1990-
Washington, DC 20036               January 1994; President of the National
                                   Association of Manufacturers from
                                   1980-1990; Director or Trustee of New
                                   England Mutual Life Insurance Co., ICOS
                                   Corporation (biopharmaceuticals), P.H.H.
                                   Corporation (fleet auto management; housing and plant relocation service), WMX
                                   Technologies Inc. (solid and hazardous
                                   waste collection and disposal), The Rouse
                                   Company (real estate development),
                                   SunResorts International Ltd. (hotel and real estate management), Harris Corp.
                                   (electronics and communications equipment),
                                   The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).


------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Dale C. Christensen (48)  . . . .  President and Co-Portfolio Manager of the
466 Lexington Avenue               Fund
New York, New York 10017-3147      Portfolio Manager or Co-Portfolio Manager
                                   of other Warburg Pincus Funds; Managing
                                   Director of EMW; Associated with EMW since
                                   1989; Vice President at Citibank, N.A. from
                                   1985-1989; President of other investment companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . . .  Senior Vice President
466 Lexington Avenue               Managing Director of EMW; Associated
New York, New York 10017-3147      with EMW since 1991; Vice President of
                                   Citibank, N.A. from 1987-1991; Senior Vice
                                   President of Counsellors Securities and
                                   officer of other investment companies
                                   advised by Warburg.

Stephen Distler (42)  . . . . . .  Vice President and Chief Financial
466 Lexington Avenue               Officer
New York, New York 10017-3147      Managing Director, Controller and Assistant
                                   Secretary of EMW; Associated with EMW since
                                   1984; Treasurer of Counsellors Securities;
                                   Officer of other investment companies
                                   advised by Warburg.

Eugene P. Grace (44)  . . . . . .  Vice President and Secretary
466 Lexington Avenue               Associated with EMW since April 1994;
New York, New York 10017-3147      Attorney-at-law from September 1989-April
                                   1994; life insurance agent, New York Life
                                   Insurance Company from 1993-1994; General
                                   Counsel and Secretary, Home Unity Savings
                                   Bank from 1991-1992; Vice President and
                                   Chief Compliance Officer of Counsellors
                                   Securities; Vice President and Secretary of other investment companies advised by
                                   Warburg.

Howard Conroy(41) . . . . . . . .  Vice President, Treasurer and Chief
466 Lexington Avenue               Accounting Officer
New York, New York 10017-3147      Associated with EMW since 1992;
                                   Associated with Martin Geller, C.P.A. from
                                   1990- 1992; Vice President, Finance with
                                   Gabelli/Rosenthal & Partners, L.P.  until
                                   1990; Vice President, Treasurer and Chief
                                   Accounting Officer of other investment
                                   companies advised by Warburg.

Karen Amato (32)  . . . . . . . .  Assistant Secretary
466 Lexington Avenue               Associated with EMW since 1987;
New York, New York 10017-3147      Assistant Secretary of other investment
                                   companies advised by Warburg.

          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $1,000, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1995)


                                                                 Total Compensation from
                                      Total Compensation         all Investment Companies
    Name of Director                       from Fund               Managed by Warburg*
    ----------------                  ------------------         ------------------------


 John L. Furth                            None**                          None**
 Arnold M. Reichman                       None**                          None**
 Richard N. Cooper                        $2,000                         $41,083
 Donald J. Donahue                        $2,250                         $43,833
 Jack W. Fritz                            $1,750                         $35,333
 Thomas A. Melfe                          $2,250                         $43,583
 Alexander B. Trowbridge                  $2,250                         $43,833



-------------------------
* Each Director also serves as a Director or Trustee of 20 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman are considered to be interested persons of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Fund or any other investment company managed by Warburg.

          Mr. Dale C. Christensen, president and co-portfolio manager of the Fund, earned a B.S. in Agriculture from the University of Alberta and a B.Ed in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen is also co-portfolio manager of Warburg Pincus Fixed Income Fund, Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus New York Intermediate Municipal Fund. Mr. Christensen directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.

          Mr. Laxmi C. Bhandari, co-portfolio manager of the Fund, earned a Ph.D in Finance and a M.B.A. from the University of Chicago, his P.G.D.M. degree (M.B.A. equivalent) from the Indian Institute of Management, Ahmedabad, India and B.Com. degree from Rajasthan University, India. He has been with the Fund since joining EMW in 1993, specializing in derivative-based products. Mr. Bhandari was a vice president in charge of Arbitrage Trading at the Paribas Corporation from 1991 to 1993. Prior to that Mr. Bhandari was a vice president of Asset Liability Management at Chemical Bank from 1987 to 1991 and an assistant professor of Advanced Portfolio Management and Advanced Corporate Finance at the University of Alberta from 1982 to 1987.

          As of December 28, 1995, Directors and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding Common Shares.
As of the same date, Mr. Furth may be deemed to have beneficially owned 41.79% of the Fund's outstanding Common Shares, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No Directors or officers owned of record any Advisor Shares.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to the Fund, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Fund and PFPC serves as a co-administrator to the Fund pursuant to separate written agreements (the "Advisory Agreement," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next

$70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

          During the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, Warburg earned $289,161, $834,884 and $773,318, respectively, and waived $283,419, $492,915 and $435,848, respectively, in investment advisory fees. During the fiscal year ended October 31, 1993, Warburg reimbursed the Fund for $134,982 in expenses. During the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, PFPC earned $66,625, $105,872 and $92,798, respectively, in administration or, in the case of the most recent fiscal year, co-administration fees. During the fiscal years ended October 31, 1994 and October 31, 1995, PFPC waived $52,936 and $49,312, respectively, in such fees. During the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, Counsellors Service earned $14,339, $69,888 and $77,332, respectively, in administrative services fees, or in the case of the most recent fiscal year, co-administration fees.

Custodians and Transfer Agent

          Fiduciary Trust Company International ("Fiduciary") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, Fiduciary (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

          PNC Bank, National Association ("PNC") also provides certain custodial services generally in connection with purchases and sales of Fund shares. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

          State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

          The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock - Series 1 and one billion shares are designated Common Stock - Series 2 (the "Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

          The Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

          An Institution with which the Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Advisor Shares of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund.


                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the one-year period ended October 31, 1995 was 10.65% (9.86% without waivers), the average annual total return for the five-year period beginning November 1, 1990 (commencement of operations) and ended October 31, 1995 was 8.46% (6.88% without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

-------------------
* The expression (1 + T) is being raised to the nth power.

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

           YIELD = 2[(a-b +1)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] -1]
                      ---
                       cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period. The Fund's yield for the thirty-day period ending October 31, 1995 was 8.76%.

          The performance of a class of Fund Shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the fiscal years ended October 31, 1994 and October 31, 1995 that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

----------------------
* The expression (a-b + 1) is being raised to the 6th power.

          The financial statements for the periods beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent accountants, as set forth in their report and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of December 28, 1995, the name, address and percentage of ownership of each person (other than Mr. Furth, see "Management of the Fund") that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

Common Shares

          Charles Schwab & Co., Inc., Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 -- 29.61%; and Nat'l Financial Svsc Corp., FBO Customers, Church Street Station, New York, NY 10008-3908 -- 9.44%. The Fund believes that these entities are not the beneficial owners of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 44.21% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The Fund's audited financial statements for the fiscal year ended October 31, 1995 follow the Report of Independent Accountants.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay, principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Fixed Income Funds:


We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Warburg Pincus Intermediate Maturity Government Fund and the statements of net assets of the Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund (all Funds collectively referred to as the 'Warburg Pincus Fixed Income Funds') as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of each of the Warburg Pincus Fixed Income Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Fixed Income Funds as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Global Fixed Income Fund (the 'Fund') is maximum total return -- consistent with prudent management -- through a combination of interest income, currency gains and capital appreciation. The Fund's holdings mainly include a wide range of investment-grade, income-producing securities of governmental and corporate issuers.


     For the 12 months ended October 31, 1995, the Fund gained 10.65%, vs. gains of 15.85% in the Salomon Brothers World Government Bond Index (Currency-Hedged) and 8.77% in the Lipper World Income Fund Average. The Fund's 30-day annualized SEC yield was 8.76% as of October 31, 1995. Its total net assets were $63,641,044.


     The combination of low inflation, falling interest rates and an overall slowdown in the world's economic growth provided a strong backdrop for most global bond markets during the period. By region, our largest exposure during the year was to bonds of European issuers, which generated strong returns for the portfolio. We remain bullish on the prospects of Europe's bond markets (European issues represented 67.50% of the Fund's assets as of October 31, 1995), particularly those of Germany and Denmark.

     Other areas of emphasis in the portfolio currently are Southeast Asian convertible bonds, which we think represent particularly good values, and Latin American debt issues. While the latter fell sharply following the December 20, 1994, devaluation of the Mexican peso, exacting a toll on the Fund's returns, their performance has since recovered, and we expect significantly improved performance from them going forward. Our largest exposure in Latin America is in Argentina and Brazil (6.1% of the Fund at the end of October), followed by Mexico (4.0%). It should be noted that all of these issues are U.S. dollar denominated and thus there is no direct currency risk.

     We have extended the Fund's duration in recent months (it stood at 4.9 years on October 31, vs. 4.0 years at the end of April), reflecting a more positive outlook on the general direction of interest rates. Our longest duration exposure is in Australia and Europe.

     We have maintained the Fund's defensive stance in terms of currency exposure, and through October approximately 95% of the portfolio was either U.S. dollar-denominated or hedged into dollars. While this strategy proved less than timely earlier in the fiscal year, given the U.S. currency's general weakness against most foreign currencies, it proved its merits over the past several months when the dollar rebounded.

Dale C. Christensen                      Laxmi C. Bhandari
Co-Portfolio Manager                     Co-Portfolio Manager

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN WARBURG PINCUS GLOBAL FIXED INCOME FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Global Fixed Income Fund (the 'Fund') from November 1, 1990 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ('Salomon')* and the Lipper World Income Fund Average ('Lipper')** for the same time period.



                               [PERFORMANCE GRAPH]
                                                       Average Annual
                                                       Total Returns
                                                     for periods ending
              FUND       SALOMAN***    LIPPER             10/31/95
11/1/90     10,000.0    10,000.0      10,000.0             1 year
10/31/91    10,766.0    11,308.0      10,933.0             10.65%
10/31/92    11,958.0    12,449.0      11,600.0         Since Inception
10/31/93    13,957.0    13,968.0      12,959.0            (11/01/90)
10/31/94    13,567.0    13,494.0      12,691.0              8.46%
10/31/95    15,012.0    15,633.0      13,804.0


                                                                                          FUND
                                                                                         ------
1 Year Total Return (9/30/94-9/30/95).................................................   10.50%
Average Annual Total Return Since Inception (11/01/90-9/30/95)........................    8.39%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 9.73% and 9.86% for 1-year, and 6.80% and 6.88% since inception.
------------

  * The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.


 ** The Lipper World Income Fund Average represents approximately 220 funds that invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities and durations, or other income producing securities.


*** The Fund changed  its comparative  index in the  above chart  from the  J.P.
    Morgan Global Government Bond Index ('JPMG-GLB') used in the preceding year to the Salomon Brothers World Government Bond Index ('Salomon'). The primary reason for the change is that the Fund's investment strategy is biased towards hedging and the Salomon Index is hedged. In contrast, the JPMG-GLB Index is unhedged. The one year performance for the period ending 10/31/95 for Salomon and JPMG-GLB was 15.85% vs. 15.35%, respectively.


                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                     RATINGS'D'
    PAR+                      SECURITY DESCRIPTION                  (MOODY'S/S&P)   MATURITY    RATE          VALUE
------------   ---------------------------------------------------  -------------   ---------  ------      -----------
BONDS (89.8%)

Argentina (6.1%)
   1,000,000 (A) Banco de Galicia & Buenos Aires SA (Callable
               11/01/98 at $103.375)                                (B1/BB-)        11/01/03    9.000%     $   751,250
   1,280,000 (A) Banco del Suquia                                   (Ba/BB)         07/05/96   10.000        1,209,600
   2,000,000 (A) Bridas Corp.                                       (B1/BB-)        11/15/99   12.500        1,915,000
                                                                                                           -----------
                                                                                                             3,875,850
                                                                                                           -----------
Australia (3.2%)
   2,000,000   Australian Government                                (NR/AAA)        11/15/06    6.750        1,297,094
   1,000,000   State Electric Commission -- Victoria                (Aa2/NR)        09/18/03    9.250          769,115
                                                                                                           -----------
                                                                                                             2,066,209
                                                                                                           -----------
Brazil (6.1%)
   1,000,000 (A) Banco America do Sul                               (B1/BB)         10/17/97   10.750        1,000,000
     900,000 (A) Banco Bandeirantes SA                              (B1/BB)         12/20/97   12.000          893,250
   1,000,000 (A) Banco Braseg AG                                    (B1/BB)         12/07/97   11.250          991,250
   1,000,000 (A) Banco Itamarati SA                                 (NR/BB)         11/23/97   11.625          991,250
                                                                                                           -----------
                                                                                                             3,875,750
                                                                                                           -----------
Cayman Islands (3.2%)
   2,500,000 (A) PIV Investment Financial (Convertible) (Callable
               02/02/97 at $100.00)                                 (A/NR)          12/01/00    4.500        2,031,250
                                                                                                           -----------

Denmark (16.6%)
  35,000,000   Kingdom of Denmark                                   (Aa/AA)         03/15/06    8.000        6,448,127
     780,000 (B) Kingdom of Denmark Mortgage-Backed (Zero Coupon)   (Aa1/NR)        05/30/96       --          984,366
   2,582,000   Kreditforeningen (Callable 04/15/01 at 100.00 Dkr)   (Baa/NR)        04/15/04   10.200          505,950
  13,467,000   Nykredit                                             (Aa/AA)         10/01/22   11.000        2,611,767
                                                                                                           -----------
                                                                                                            10,550,210
                                                                                                           -----------
Germany (23.4%)
   6,000,000   German Government                                    (Aaa/AAA)       10/14/05    6.500        4,279,681
   5,000,000   Land Hessen (Putable 11/29/03 at 100.00 Dmk)         (Aaa/AAA)       11/29/13    6.000        3,412,484
   9,500,000   Treuhandanstalt                                      (Aaa/AAA)       09/09/04    7.500        7,196,929
                                                                                                           -----------
                                                                                                            14,889,094
                                                                                                           -----------
Hong Kong (3.2%)
   2,500,000 (A) Lai Fung Overseas Finance Ltd. (Convertible)       (Ba/BB)         01/05/98    5.500        2,025,000
                                                                                                           -----------

Indonesia (2.4%)
   1,500,000 (A) Indah Kiat International Finance Co. (Callable
               06/15/01 at $106.25)                                 (Ba2/BB)        06/15/06   12.500        1,563,750
                                                                                                           -----------

Ireland (7.9%)
   3,500,000   Ireland Treasury                                     (Aa/AA)         10/18/04    6.250        5,045,956
                                                                                                           -----------

Mexico (4.0%)
   2,420,000 (A) Grupo Simec SA de CV                               (Caa/CCC)       12/15/98    8.875        1,433,850
   2,000,000 (A) Seventh Mexican Acceptance Corp.                   (Caa/CCC)       08/15/99   10.000        1,110,000
                                                                                                           -----------
                                                                                                             2,543,850
                                                                                                           -----------

                       See Accompanying Notes to Financial Statements.
12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                     RATINGS'D'
    PAR+                      SECURITY DESCRIPTION                  (MOODY'S/S&P)   MATURITY    RATE          VALUE
------------   ---------------------------------------------------  -------------   ---------  ------      -----------
BONDS (CONT'D)

Netherlands (4.6%)
   4,500,000   Netherlands Government                               (Aaa/AAA)       06/15/05    7.000%     $ 2,956,173
                                                                                                           -----------
United Kingdom (8.9%)
   2,000,000   Elf Enterprise Finance PLC (Convertible) (Callable
               06/27/96 at 100.00 Gbp)                              (Aa3/AA-)       06/27/06    8.750        3,137,094
   1,500,000   United Kingdom Treasury                              (Aaa/NR)        03/03/00    9.000        2,511,354
                                                                                                           -----------
                                                                                                             5,648,448
                                                                                                           -----------
United States (0.2%)
     100,000   U.S. Treasury Note                                   (Aaa/AAA)       06/30/96    6.000          100,267
                                                                                                           -----------

               TOTAL BONDS (Cost $57,315,695)                                                               57,171,807
                                                                                                           -----------


PREFERRED STOCK (6.1%)
   SHARES
France (1.9%)
      50,000   Credit Lyonnais Capital SCA ADR                                                  9.500        1,212,500
                                                                                                           -----------
Luxembourg (4.2%)
     100,000   Indosuez Holdings SCA ADR                                                       10.375        2,687,500
                                                                                                           -----------
               TOTAL PREFERRED STOCK (Cost $3,558,500)                                                       3,900,000
                                                                                                           -----------


SHORT-TERM INVESTMENTS (5.0%)
    PAR
------------

  $3,178,000   Repurchase agreement with State Street Bank & Trust
               Company dated 10/31/95 at 5.83% to be repurchased
               at $3,178,515 on 11/01/95. (Collateralized by
               $3,210,000 U.S. Treasury Note 6.875%, due 10/31/96,
               with a market value of $3,250,125.) (Cost
               $3,178,000)                                                                                   3,178,000
                                                                                                           -----------
TOTAL INVESTMENTS AT VALUE (100.9%) (Cost $64,052,195*)                                                     64,249,807
LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)                                                                 (608,763)
                                                                                                           -----------
NET ASSETS (100.0%) (applicable to 5,764,342 shares)                                                       $63,641,044
                                                                                                           -----------
                                                                                                           -----------
NET ASSET VALUE, offering and redemption price per share
($63,641,044[div]5,764,342)                                                                                     $11.04
                                                                                                                ------
                                                                                                                ------



                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipts
      DKR = Danish Krone
      DMK = German Marks
      GBP = British Pounds

 'D' Credit ratings given by Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Group are unaudited.
 *   Cost for Federal income tax purposes is $64,063,170.

 + Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.

(A)  Denominated in Dollars (U.S.)
(B)  Denominated in European Currency Units (ECU)

                        See Accompanying Notes to Financial Statements.
                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                        Warburg
                                                                         Warburg         Pincus      Warburg Pincus
                                                         Warburg          Pincus       Intermediate     New York
                                                          Pincus          Global        Maturity      Intermediate
                                                       Fixed Income    Fixed Income    Government      Municipal
                                                           Fund            Fund           Fund            Fund
                                                       ------------    ------------    ----------    --------------
INVESTMENT INCOME:
     Interest                                          $  8,376,182     $6,507,144     $3,252,179      $3,982,642
     Dividends                                              470,438        552,228         98,083          45,198
                                                       ------------    ------------    ----------    --------------
          Total investment income                         8,846,620      7,059,372      3,350,262       4,027,840
                                                       ------------    ------------    ----------    --------------
EXPENSES:
     Investment advisory                                    555,483        773,318       253,734          316,050
     Administrative services                                222,194        170,130       102,661          158,024
     Audit                                                   15,674         16,985        16,975           15,975
     Custodian/Sub-custodian                                 48,401         44,270        17,340           23,471
     Directors/Trustees                                      10,500         10,500        10,500           10,500
     Insurance                                                6,127          5,754         3,692            4,479
     Legal                                                   73,175         72,631        58,060           70,563
     Printing                                                11,861          4,525         5,236           12,489
     Registration                                            31,178         31,790        26,398           16,631
     Transfer agent                                          48,503         51,309        43,347           33,447
     Miscellaneous                                           14,281         38,611        14,726           14,365
                                                       ------------    ------------    ----------    --------------
                                                          1,037,377      1,219,823       552,669          675,994
     Less: fees waived                                     (204,153)      (485,160)     (248,192)        (201,919)
                                                       ------------    ------------    ----------    --------------
          Total expenses                                    833,224        734,663       304,477          474,075
                                                       ------------    ------------    ----------    --------------
            Net investment income                         8,013,396      6,324,709     3,045,785        3,553,765
                                                       ------------    ------------    ----------    --------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain from security transactions         1,132,052        508,655       514,443          818,720
     Net realized loss from futures contracts              (606,653)      (849,500)            0                0
     Net realized gain (loss) from foreign currency
       related items                                         49,446       (961,036)            0                0
     Net decrease in unrealized depreciation from
       investments and foreign currency related
       items                                              4,869,743      2,015,972     2,406,718        1,979,229
                                                       ------------    ------------    ----------    --------------
            Net realized and unrealized gain from
               investments and foreign currency
               related items                              5,444,588        714,091     2,921,161        2,797,949
                                                       ------------    ------------    ----------    --------------

            Net increase in net assets resulting
               from operations                         $ 13,457,984     $7,038,800     $5,966,946      $6,351,714
                                                       ------------    ------------    ----------    --------------
                                                       ------------    ------------    ----------    --------------

                    See Accompanying Notes to Financial Statements.
                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Warburg Pincus                      Warburg Pincus
                                                        Fixed Income                        Global Fixed
                                                            Fund                             Income Fund
                                                -----------------------------       -----------------------------
                                                 For the Year Ended October          For the Year Ended October
                                                             31,                                 31,
                                                    1995             1994               1995             1994
                                                ------------     ------------       ------------     ------------

FROM OPERATIONS:
    Net investment income                       $  8,013,396     $  5,867,260       $  6,324,709     $  5,807,634
    Net realized gain (loss) from security
      transactions                                 1,132,052       (1,660,108)           508,655       (1,869,553)
    Net realized gain (loss) from futures
      contracts                                     (606,653)         117,484           (849,500)         269,845
    Net realized gain (loss) from foreign
      currency related items                          49,446           18,246           (961,036)      (2,237,413)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items               4,869,743       (4,804,661)         2,015,972       (4,227,712)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations               13,457,984         (461,779)         7,038,800       (2,257,199)
                                                ------------     ------------       ------------     ------------
FROM DISTRIBUTIONS:
    Dividends from net investment income          (8,013,396)      (5,926,356)        (3,445,878)      (3,215,939)
    Distributions from capital gains                       0         (732,704)                 0         (827,403)
    Return of capital                                      0                0                  0         (366,074)
                                                ------------     ------------       ------------     ------------
        Net decrease from distributions           (8,013,396)      (6,659,060)        (3,445,878)      (4,409,416)
                                                ------------     ------------       ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                  47,678,747       58,018,967         42,488,917       61,614,112
    Reinvested dividends                           6,555,741        5,623,287          2,941,954        3,798,759
    Net asset value of shares redeemed           (44,942,286)     (35,456,760)       (75,776,818)     (30,346,474)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          from capital share transactions          9,292,202       28,185,494        (30,345,947)      35,066,397
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets     14,736,790       21,064,655        (26,753,025)      28,399,782
NET ASSETS:
    Beginning of year                            102,246,118       81,181,463         90,394,069       61,994,287
                                                ------------     ------------       ------------     ------------
    End of year                                 $116,982,908     $102,246,118       $ 63,641,044     $ 90,394,069
                                                ------------     ------------       ------------     ------------
                                                ------------     ------------       ------------     ------------


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Warburg Pincus                          Warburg Pincus
               Intermediate Maturity                   New York Intermediate
                  Government Fund                         Municipal Fund
         ---------------------------------       ---------------------------------
          For the Year Ended October 31,          For the Year Ended October 31,
             1995                 1994               1995                 1994
         ------------         ------------       ------------         ------------

         $  3,045,785         $  2,827,703       $  3,553,765         $  3,215,210

              514,443              (58,020)           818,720               47,719
                    0                    0                  0                    0

                    0                    0                  0                    0
            2,406,718           (3,492,181)         1,979,229           (3,387,003)
         ------------         ------------       ------------         ------------
            5,966,946             (722,498)         6,351,714             (124,074)
         ------------         ------------       ------------         ------------
           (3,045,785)          (2,827,703)        (3,553,765)          (3,222,899)
                    0           (3,937,754)           (47,531)            (912,745)
                    0                    0                  0                    0
         ------------         ------------       ------------         ------------
           (3,045,785)          (6,765,457)        (3,601,296)          (4,135,644)
         ------------         ------------       ------------         ------------
           26,773,501           24,310,135         32,441,402           50,293,197
            2,288,064            5,552,546          3,073,742            3,404,096
          (22,818,476)         (53,205,957)       (40,620,180)         (43,299,063)
         ------------         ------------       ------------         ------------
            6,243,089          (23,343,276)        (5,105,036)          10,398,230
         ------------         ------------       ------------         ------------
            9,164,250          (30,831,231)        (2,354,618)           6,138,512
           46,733,653           77,564,884         75,716,095           69,577,583
         ------------         ------------       ------------         ------------
         $ 55,897,903         $ 46,733,653       $ 73,361,477         $ 75,716,095
         ------------         ------------       ------------         ------------
         ------------         ------------       ------------         ------------

                See Accompanying Notes to Financial Statements.

                                                                              21
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
--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                        For the Year Ended October 31,
                                                              ---------------------------------------------------
                                                               1995       1994       1993       1992       1991+
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 10.45    $ 11.38    $ 10.68    $ 10.40    $ 10.00
                                                              -------    -------    -------    -------    -------
     Income from Investment Operations:

     Net Investment Income                                        .99        .34        .54        .86        .59
     Net Gain (Loss) on Securities and Foreign Currency
       Related Items (both realized and unrealized)               .09       (.64)      1.13        .28        .14
                                                              -------    -------    -------    -------    -------
          Total from Investment Operations                       1.08       (.30)      1.67       1.14        .73
                                                              -------    -------    -------    -------    -------

     Less Distributions:

     Dividends from Net Investment Income                        (.49)      (.45)      (.85)      (.67)      (.33)
     Distributions from Capital Gains                             .00       (.14)      (.12)      (.19)       .00
     Return of Capital                                            .00       (.04)       .00        .00        .00
                                                              -------    -------    -------    -------    -------

          Total Distributions                                    (.49)      (.63)      (.97)      (.86)      (.33)
                                                              -------    -------    -------    -------    -------

NET ASSET VALUE, END OF YEAR                                  $ 11.04    $ 10.45    $ 11.38    $ 10.68    $ 10.40
                                                              -------    -------    -------    -------    -------
                                                              -------    -------    -------    -------    -------

Total Return                                                   10.65%      (2.79%)    16.72%     11.08%      7.66%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                                $63,641    $90,394    $61,994    $17,092    $12,160

Ratios to average daily net assets:
     Operating expenses                                           .95%       .95%       .49%       .45%      1.09%
     Net investment income                                       8.18%      6.96%      8.60%      8.66%      7.45%
     Decrease reflected in above operating expense ratios due
       to waivers/reimbursements                                  .63%       .65%      1.44%      2.42%      2.73%

Portfolio Turnover Rate                                        128.70%    178.11%    109.54%     93.14%    185.74%

+ The Fund commenced operations on November 1, 1990.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.49 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Fixed Income Funds are comprised of the Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund') and the Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies and the Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund') and the Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Fixed Income Fund seeks to generate high current income consistent with reasonable risk with capital appreciation a secondary objective; the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation; the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from Federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and preservation of capital.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.


     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.


     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


     Certain amounts in the Statements of Changes in Net Assets have been reclassified to conform to current year presentation.


     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Global Fixed Income Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Global Fixed Income Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------

Fixed Income                          .50% of average daily net assets
Global Fixed Income                  1.00% of average daily net assets
Intermediate Government               .50% of average daily net assets
New York Municipal                    .40% of average daily net assets

     For the year ended October 31, 1995, investment advisory fees and waivers were as follows:

                                                         GROSS                         NET
                       FUND                           ADVISORY FEE     WAIVER      ADVISORY FEE
---------------------------------------------------   ------------    ---------    ------------

Fixed Income                                            $555,483      $(162,585)     $392,898
Global Fixed Income                                      773,318       (435,848)      337,470
Intermediate Government                                  253,734       (226,320)       27,414
New York Municipal                                       316,050       (168,856)      147,194

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of

                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
 .10% of each Fund's average daily net assets. For the year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                                 FUND                                     CO-ADMINISTRATION FEE
-----------------------------------------------------------------------   ---------------------

Fixed Income                                                                    $ 111,097
Global Fixed Income                                                                77,332
Intermediate Government                                                            50,747
New York Municipal                                                                 79,012

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. For the Global Fixed Income Fund, PFPC currently receives a fee calculated at an annual rate of .12% of the first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of average daily net assets over $750 million.

     For the year ended October 31, 1995, administrative services fees earned and voluntarily waived by PFPC were as follows:

                           FUND                               GROSS FEE     WAIVER       NET
-----------------------------------------------------------   ---------    --------    -------

Fixed Income                                                  $ 111,097    $(41,568)   $69,529
Global Fixed                                                     92,798     (49,312)    43,486
Intermediate Government                                          51,914     (21,872)    30,042
New York Municipal                                               79,012     (33,063)    45,949

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Funds to CSI for distribution services.

3. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) and United States government and agency obligations were as follows:

                                                                             U.S. GOVERNMENT AND
                                             INVESTMENT SECURITIES            AGENCY OBLIGATIONS
                                          ---------------------------    ----------------------------
                 FUND                      PURCHASES        SALES         PURCHASES         SALES
---------------------------------------   -----------    ------------    ------------    ------------

Fixed Income                              $69,506,438    $ 59,600,888    $144,593,744    $131,853,246
Global Fixed Income                        79,097,036     108,742,015       9,808,921      11,805,050
Intermediate Government                             0               0      61,570,880      50,413,561
New York Municipal                         79,189,466      87,267,702               0               0

28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                   NET UNREALIZED
                                                    UNREALIZED      UNREALIZED      APPRECIATION
                      FUND                         APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------   ------------    ------------    --------------

Fixed Income                                        $2,550,123     $ (1,273,784)     $1,276,339
Global Fixed Income                                  1,658,696       (1,472,059)        186,637
Intermediate Government                              1,299,887         (263,103)      1,036,784
New York Municipal                                   1,976,753          (16,768)      1,959,985

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1995, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                            FOREIGN                                          UNREALIZED
    FORWARD CURRENCY        EXPIRATION      CURRENCY       CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT               DATE        TO BE SOLD       AMOUNT           VALUE          GAIN (LOSS)
------------------------    ----------     ----------     -----------     -----------     ----------------

Australian Dollars           12/18/95         914,990     $   690,818     $   695,209        $   (4,391)
British Pounds               12/27/95       3,510,984       5,435,003       5,541,737          (106,734)
Danish Krone                 12/18/95      29,059,448       5,281,904       5,319,710           (37,806)
German Marks                 11/29/95      14,200,000       9,588,116      10,109,640          (521,524)
German Marks                 11/29/95         375,092         255,164         267,045           (11,881)
German Marks                 12/18/95      10,514,444       1,918,694       1,924,806            (6,112)
German Marks                 12/18/95      10,513,889       1,934,834       1,924,704            10,130
German Marks                 12/18/95       6,013,700       4,243,966       4,285,704           (41,738)
Irish Punt                   12/18/95       2,881,250       4,639,677       4,671,371           (31,694)
Netherlands Guilder          11/29/95       4,577,075       2,760,600       2,896,883          (136,283)
Netherlands Guilder          11/29/95          79,014          49,138          50,009              (871)
                                                          -----------     -----------     ----------------
                                                          $36,797,914     $37,686,818        $ (888,904)
                                                          -----------     -----------     ----------------
                                                          -----------     -----------     ----------------

5. FUTURES CONTRACTS

     Each Fund may enter into futures contracts for hedging purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, a Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on

                                                                              29
--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The Fixed Income Fund and the Global Fixed Income Fund entered into futures contracts during the year ended October 31, 1995. However, the Fixed Income Fund and Global Fixed Income Fund had no futures contracts open at October 31, 1995.

6. CAPITAL SHARE TRANSACTIONS


     The Global Fixed Income Fund and the Intermediate Government Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). The Fixed Income Fund and the New York Municipal Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). At October 31, 1995, no Advisor Shares were outstanding.


30
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--------------------------------------------------------------------------------

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                                                                              31
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (cont'd)

Transactions in shares of each Fund were as follows:

                                    FIXED INCOME FUND                   GLOBAL FIXED INCOME FUND
                              For the Year Ended October 31,         For the Year Ended October 31,
                         ----------------------------------------  ----------------------------------
                                1995                 1994                1995              1994
                         -------------------  -------------------  ----------------  ----------------
Shares sold                    4,918,036            5,837,372           4,066,768         5,678,256
Shares issued to
  shareholders on
  reinvestment of
  dividends                      672,751              566,407             281,288           350,063
Shares redeemed               (4,609,035)          (3,561,347)         (7,231,335)       (2,829,142)
                         -------------------  -------------------  ----------------  ----------------
Net increase (decrease)
  in shares outstanding          981,752            2,842,432          (2,883,279)        3,199,177
                         -------------------  -------------------  ----------------  ----------------
                         -------------------  -------------------  ----------------  ----------------

7. NET ASSETS

     Net assets at October 31, 1995, consisted of the following:


                                           FIXED INCOME FUND          GLOBAL FIXED INCOME FUND
                                      ----------------------------    ------------------------
Capital contributed, net                      $116,808,286                  $ 63,963,915
Accumulated net investment income
  (loss)                                           (66,850)                    1,917,795
Accumulated net realized gain
  (loss) from security transactions             (1,034,867)                   (1,533,335)
Net unrealized appreciation
  (depreciation) from investments
  and foreign currency related
  items                                          1,276,339                      (707,331)
                                          ----------------            ------------------------
Net assets                                    $116,982,908                  $ 63,641,044
                                          ----------------            ------------------------
                                          ----------------            ------------------------


8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                         Capital Loss Carryover      Total Capital
                                              Expiring In            Loss Carryover
                                       --------------------------    --------------
                                          2002            2003
                                       ----------      ----------
Fixed Income                           $1,034,867                      $1,034,867
Global Fixed Income                       653,329       1,284,612       1,937,941


32
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

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
                 INTERMEDIATE GOVERNMENT FUND             NEW YORK MUNICIPAL FUND
                For the Year Ended October 31,         For the Year Ended October 31,
           ----------------------------------------  ----------------------------------
                  1995                 1994                1995              1994
           -------------------  -------------------  ----------------  ----------------
                 2,723,498            2,426,890           3,181,012         4,835,896
                   230,993              538,360             299,821           328,635
                (2,323,291)          (5,159,908)         (3,957,382)       (4,178,180)
           -------------------  -------------------  ----------------  ----------------
                   631,200           (2,194,658)           (476,549)          986,351
           -------------------  -------------------  ----------------  ----------------
           -------------------  -------------------  ----------------  ----------------



                  INTERMEDIATE GOVERNMENT FUND              NEW YORK MUNICIPAL FUND
           ------------------------------------------  ---------------------------------
                         $   54,407,628                          $  70,580,636
                                 (5,346)                                     0
                                458,837                                818,908
                              1,036,784                              1,961,933
                        ---------------                        ---------------
                         $   55,897,903                          $  73,361,477
                        ---------------                        ---------------
                        ---------------                        ---------------

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